CAMINO ROJO PROJECT LOAN	12 Months Ended
Dec. 31, 2021
CAMINO ROJO PROJECT LOAN
CAMINO ROJO PROJECT LOAN

12.CAMINO ROJO PROJECT LOAN

In December 2019, the Company entered into a loan agreement with Trinity Capital Partners Corporation (“Trinity Capital”) and certain other lenders with respect to a credit debt facility of $125 million for the development of the Camino Rojo Oxide Gold Project (the “Project Loan”).

The Project Loan provides a total of $125 million to the Company, available in three tranches, to be used for the development of the Camino Rojo Project, funding a portion of the Layback Agreement (note 9(a)), and normal course corporate purposes. The Company drew down the first tranche of $25 million in December 2019, the second tranche of $50 million in October 2020, and the third tranche of $50 million in April 2021.

The Project Loan is denominated in US dollars, and bears interest at 8.80% per annum, payable quarterly, and is secured by all the assets of the Camino Rojo Project and the fixed assets of the Cerro Quema Project. The principal amount is due upon maturity at December 18, 2024, with no scheduled principal repayments prior to maturity. The Company may prepay the loan, in full or in part, at any time during the term without penalty, by using cash flow from operations.

Upon draw down of the first tranche, in December 2019, the Company issued 32.5 million common share purchase warrants (with an exercise price of C$3.00 per warrant and expiry date of December 18, 2026) to the lenders in connection with the closing. Including these warrants, a total of $12,039,000 was considered transaction costs and was charged against the carrying value of the Project Loan.

On December 1, 2020, we commenced capitalizing the interest on this loan to “mineral properties and related construction”. During the year ended December 31, 2021, we capitalized $12.4 million (2020 – $0.7 million) (note 9(c)).

		Transaction
	Loan advances	costs	Net
At January 1, 2020	$25,000	$(12,039)	$12,961
Advances during the year	50,000	—	50,000
Cash transaction costs	—	(2,475)	(2,475)
Amortization of the transaction costs	—	632	632
Foreign exchange	—	(422)	(422)
At December 31, 2020	$75,000	$(14,304)	$60,696
Advances during the year	50,000	—	50,000
Cash transaction costs	—	(165)	(165)
Accretion during the period, capitalized (note 9(c))	9,613	2,817	12,430
Cash interest paid	(9,613)	—	(9,613)
Foreign exchange	—	(88)	(88)
At December 31, 2021	$125,000	$(11,740)	$113,260